3RD QUARTER 2019

WE WILL WORK SIDE BY SIDE TO OVERCOME CHALLENGES AND SEIZE OPPORTUNITIES. WE LISTEN AND WORK WITH YOU. TOGETHER, WE WILL BUILD AND EXECUTE THOUGHTFUL PLANS AND ACTIONS, BLENDING OUR EXPERIENCE AND EXPERTISE, TO MOVE YOU TOWARD YOUR GOALS. OUR CORE DIFFERENCE IS PROVIDING YOU PEACE OF MIND, CONFIDENCE AND CLARITY IN YOUR FINANCIAL LIFE.

1 Non-US GAAP financial measure. See Appendix. 2 Presented on an annualized basis.

0.57% 0.56% 0.49% 0.48% 0.49% 0.46% 0.46% 0.45% 0.47% 0.48%

39.16% 29.89% 28.10% 25.60% 28.72% 22.50% 19.34% 17.23% 17.40% 13.13% 13.20% 10.78%

300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE

100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE

$239 $130 $1,621 $2,072 $2,225 $2,357$2,490 $2,720

$3,357 $2,955 $2,730 $2,536 $2,519 $1,933 39% DDAs

76% 73% 72% 73% 70% 69% 64% 36% 31% 30% 28% 27% 27% 24%

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 periods and 35% for the 2017 period.

(a) Tax effect is calculated using a 21% federal statutory tax rate for thee 2019and2019and 20182018 periodsandperiods and 35%35% forfor thethe 20172017 period.period.

is a federally registered service mark of Peoples Bancorp Inc. The logo and are federally registered services marks of Peoples Bank. peoplesbancorp.com


Peoples
BANCORP®
INVESTOR
PRESENTATION
3RD QUARTER 2019
←22-51
WALL ST
NASDAQ: PEBO
NASDAQ: PEBO

WORKING TOGETHER BUILDING SUCCESS

SAFE HARBOR STATEMENT

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the "2018 Form 10-K"), and the earnings release for the 3rd quarter and nine months ended September 30, 2019 (the "Third Quarter Earnings Release"), included in Peoples' Current Report on Form 8-K furnished to the Securities and Exchange Commission ("SEC") on October 22, 2019, each which is available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com). As required by U.S. generally accepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its September 30, 2019 consolidated financial statements as part of its Quarterly Report on Form 10-Q to be filed with the SEC. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its financial information from that which is contained in this presentation.

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2018 Form 10-K under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Peoples BANCORP®

PROFILE INVESTMENT RATIONALE CULTURE STRATEGY

Peoples BANCORP®

PROFILE, INVESTMENT RATIONALE, CULTURE AND STRATEGY

FINANCIAL HOLDING COMPANY HEADQUARTERED IN MARIETTA, OHIO

Provides a broad range of banking, insurance and investment services.

CURRENT SNAPSHOT:

Assets: $4.4 billion; Loans: $2.9 billion

Deposits: $3.4 billion

Market Capitalization: $658.5 million

Assets Under Admin/Mgmt: $2.4 billion

CURRENT FOOTPRINT:

Demographics:

Median Income: $49,944

Key Industries:

Health Care

Manufacturing (plastics/petrochemicals)

Oil/Gas/Coal Activities (shale opportunities)

Tourism

Unemployment:

OH: 4.1%	WV: 4.6%
KY: 4.4%	US: 3.5%

Market data as of September 30, 2019. Unemployment data from https://www.bls.gov/lau as of August 2019. Financial data as of September 30, 2019.

GEOGRAPHIC FOOTPRINT

NASDAQ: PEBO

PEBO GEOGRAPHIC FOOTPRINT

Peoples' footprint includes full service branches in Ohio, West Virginia and Kentucky.

Indicates footprint added by the First Prestonsburg Bancshares Inc. ("First Prestonsburg") acquisition.



OH
WV
KY
Cleveland
Akron
Coshocton
Cambridge
Caldwell
New Martinsville
Marietta
Vienna
Parkersburg
Columbus
Athens
Wilmington
Cincinnati
Jackson
Pomeroy
Portsmouth
Point Pleasant
Ashland
Huntington
Prestonsburg
75
77
70
71
33
50
79
32
64
421

PEBO MARKET INSIGHT

- Strongest deposit market share positions in more rural markets where we can affect pricing
- Presence near larger cities puts us in position to capture lending opportunities in more urban markets (e.g. Cleveland, Akron, Canton, Cincinnati and Columbus)

MSA	RANK	DEPOSIT ($000)*	DEPOSIT MARKET SHARE (%)
MARIETTA, OH	1	884,414	52.05%
CAMBRIDGE, OH	1	225,591	34.35%
WILMINGTON, OH	1	199,573	32.56%
PRESTONSBURG, KY	1	162,231	32.67%
CALDWELL, OH	1	103,163	43.13%
NEW MARTINSVILLE, WV	2	89,831	24.17%
POMEROY, OH	2	62,897	23.61%
COSHOCTON, OH	2	105,915	20.69%
PORTSMOUTH, OH	3	116,526	14.71%
POINT PLEASANT, WV	3	84,507	22.89%
ATHENS, OH	3	88,287	12.34%
JACKSON, OH	4	63,130	15.39%
PARKERSBURG / VIENNA, WV	7	117,013	7.08%
CINCINNATI, OH-KY-IN	14	424,205	0.31%
HUNTINGTON / ASHLAND, WV-KY-OH	14	151,744	2.52%
AKRON, OH	19	84,508	0.57%
CLEVELAND / ELYRIA, OH	24	104,320	0.14%
COLUMBUS, OH	27	101,525	0.16%
OTHER		213,866	
TOTAL		**3,383,246**	

Source: FDIC Annual Summary of Deposits @ 6/30/19.
MSA data corresponds to county level data where the city is located for the first thirteen cities listed. The last five cities listed are at the MSA level.

INVESTMENT RATIONALE

UNIQUE COMMUNITY BANKING MODEL

- Greater revenue diversity (31% non-interest income, excluding gains and losses) than the average $1 - 10 billion bank
- Strong community reputation and active involvement
- Local market teams capable of out-maneuvering larger banks
- More sophistication and product breadth than smaller banks (insurance, retirement plans, swaps, etc.)

STRONG, DIVERSE BUSINESSES EARNING NON-INTEREST INCOME

- 20th largest bank-owned insurance agency, with expertise in commercial, personal, life and health
- Wealth management – $2.4 billion in assets under administration and management, including brokerage, trust and retirement planning

CAPACITY TO GROW OUR FRANCHISE

- Strong capital and fundamentals to support M&A strategy
- Proven integration capabilities and scalable infrastructure

COMMITTED TO DISCIPLINED EXECUTION

- Strong, integrated enterprise risk management process
- Dedicated to delivering positive operating leverage
- Focused on business line performance and contribution, operating efficiency and credit quality

ATTRACTIVE DIVIDEND OPPORTUNITY

- Targeting 40% to 50% payout ratio
- Dividend paid increased from $0.15 per share for Q1 2016 to $0.34 for Q4 2019

OUR VALUES

PROMISE CIRCLE

Peoples' Employee Promise Circle represents how we do business and our never-ending pursuit of creating value for our clients. Our strategies to serve clients and enhance shareholder value often change, but our values remain constant.

CLIENTS FIRST

INTEGRITY ALWAYS

RESPECT FOR ALL

COMMITMENT TO COMMUNITY

LEAD THE WAY

EXCELLENCE IN EVERYTHING

OUR BRAND PROMISE

WE WILL WORK SIDE BY SIDE TO OVERCOME CHALLENGES AND SEIZE OPPORTUNITIES. WE LISTEN AND WORK WITH YOU. TOGETHER, WE WILL BUILD AND EXECUTE THOUGHTFUL PLANS AND ACTIONS, BLENDING OUR EXPERIENCE AND EXPERTISE, TO MOVE YOU TOWARD YOUR GOALS. OUR CORE DIFFERENCE IS PROVIDING YOU PEACE OF MIND, CONFIDENCE AND CLARITY IN YOUR FINANCIAL LIFE.

STRATEGIC ROAD MAP FOR BEST COMMUNITY BANK IN AMERICA

- Commitment to Superior Shareholder Returns
- Clients' 1st Choice for Banking, Investing and Insurance
- Great Place to Work
- Meaningful Impact on Our Communities

RESPONSIBLE RISK MANAGEMENT

- Embrace Our Way of Life
- Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance
- Do Things Right the First Time
- Raise Your Hand
- Discover the Root Cause
- Excel at Change Management

EXTRAORDINARY CLIENT EXPERIENCE

- Delight the Client
- Deliver Expert Advice and Solutions
- Provide a Consistent Client Experience
- Lead Meaningful Client Reviews
- Evolve the Mobile Experience
- DWYSYWD

PROFITABLE REVENUE GROWTH

- Acquire, Grow and Retain Clients
- Earn Client Referrals
- Understand Client Needs and Concerns
- Live the Sales and Service Processes
- Value Our Skills and Expertise
- Operate Efficiently
- Execute Thoughtful Mergers and Acquisitions

FIRST CLASS WORKPLACE

- Hire for Values
- Strive for Excellence
- Invest in Each Other
- Promote a Culture of Learning
- Coach in Every Direction
- Recognize and Reward Performance
- Balance Work and Life
- Cultivate Diversity
- Spread Goodness

TOTAL ANNUAL RETURN AS OF SEPTEMBER 30, 2019


PEBO
PEER GROUP
RUSSELL 2000 FINANCIAL SERVICES
RUSSELL 2000
S&P 500
1-YEAR
3-YEAR
5-YEAR
15%
10%
5%
0%
-5%
-10%
-6%
-4%
-1%
-9%
4%
13%
11%
9%
9%
14%
9%
14%
10%
8%
11%

Total Return includes impact of dividends

Peers include: SRCE, CHCO, CCNE, CTBI, FMNB, FISI, FCF, FDEF, THFF, FRME, GABC, HBNC, LKFN, PRK, STBA, SYBT, TMP, TSC, UCFC, NWBI, SMMF

Source: Bloomberg

STRATEGIC PRIORITIES FINANCIAL RESULTS

Peoples BANCORP®

STRATEGIC PRIORITIES AND FINANCIAL RESULTS

STRATEGIC PRIORITIES

POSITIVE OPERATING LEVERAGE

- Expand revenue versus expense growth gap beyond 2% (PAGE 18)
- Focused on sustainable revenue growth (PAGE 19)
- Disciplined expense management (PAGE 20)
- Drive core efficiency ratio below 60% (PAGE 21)
- Preserve key metrics (PAGE 22)

SUPERIOR ASSET QUALITY

- Maintain metrics superior to most of our peers (PAGE 23)
- Balance growth with prudent credit practices (PAGES 24-25)
- Improve diversity within the loan portfolio (PAGES 26-28)

HIGH QUALITY BALANCE SHEET

- Achieve meaningful loan growth each year (PAGE 29)
- Maintain emphasis on core deposit growth (PAGES 30-31)
- Adjust earning asset mix by shifting investments to loans (PAGE 32)
- Prudent use of capital – dividends, share repurchases and acquisitions (PAGE 33)

STRATEGIC TARGETS

NASDAQ: PEBO

	METRICS	YTD 12/31/18	YTD 9/30/19	3-YEAR STRATEGIC TARGET RANGE*	STATUS AS OF 9/30/19
IMPROVE ASSET QUALITY	NPAs as a percent of total loans and OREO (1)	0.71%	0.73%	0.70% to 1.00%	✓
	Annualized net charge-offs as a percent of average total loans	0.15%	0.11%	0.30% to 0.50%	✓
ADJUST BALANCE SHEET MIX	Total loans to total assets	68.37%	64.83%	72.0% to 77.5%	
	Total loans to total deposits	92.33%	84.90%	85.0% to 95.0%	
	Demand Deposit Accounts (DDAs) to total deposits	39.98%	38.71%	40.0% to 45.0%	
	Borrowings to total funding	13.62%	9.98%	15.0% to 20.0%	✓
HIGH QUALITY, DIVERSIFIED REVENUE STREAM	Total revenue growth versus prior year period	12.54%	10.70%	5% to 9%	✓
	Non-interest income, excluding gains and losses, to total revenue	30.63%	31.19%	35% to 40%	
STRONG CAPITAL POSITION	Total stockholders' equity to total assets	13.03%	13.40%	12% to 14%	✓
	Tangible equity to tangible assets (2)	9.35%	9.72%	8% to 10%	✓
OPERATING LEVERAGE	Net interest margin (3)	3.71%	3.74%	3.6% to 3.8%	✓
	Efficiency ratio adjusted for non-core items (2)	61.32%	61.07%	Below 60%	
EXECUTE ON STRATEGIES	Return on average stockholders' equity adjusted for non-core items (2)	10.46%	10.77%	11.5% to 13.0%	
	Return on average assets adjusted for non-core items (2)	1.32%	1.44%	1.45% to 1.55%	
	Pre-provision net revenue adjusted for non-core items / total average assets (2)	1.77%	1.82%	Over 1.80%	✓
	Dividend payout (4)	46.65%	51.35%	40% to 50%	

(1) Nonperforming loans include loans 90+ days past due and accruing, renegotiated loans and nonaccrual loans. Nonperforming assets (NPAs) include nonperforming loans and Other Real Estate Owned (OREO).
(2) Non-US GAAP financial measure. See Appendix.
(3) Information presented on a fully tax-equivalent basis.
(4) Dividend data reflects amounts declared with respect to earnings for the period indicated.

* Current 3 Year Strategic Planning Period = 2019-2021

FINANCIAL EXPECTATIONS - 2019

- Organic loan growth of 3% to 5% for the full year of 2019.
- We anticipate the fourth quarter credit costs will be relatively similar to those incurred in the third quarter of 2019.
- We believe net interest margin will be between 3.65% and 3.70% for the full year.
- Quarterly non-interest income, excluding net gains and losses, is expected to be between $15 million and $16 million for the fourth quarter.
- We expect core non-interest expense in the fourth quarter of 2019 to be between $32 million and $33 million.
- Our target efficiency ratio for 2019 is between 60% and 62%.
- We expect to generate positive operating leverage, adjusted for non-core items, for the full year.
- We anticipate our effective tax rate to be around 19% for 2019.

Q3 & YTD 2019 FINANCIAL PERFORMANCE

Q3 & YTD 2019 PERFORMANCE HIGHLIGHTS

- Successful close and conversion of First Prestonsburg
- Return on average assets of 1.37% for the third quarter of 2019, adjusted return on average assets of 1.38%
- Quarterly annualized net charge-off rate of 11 basis points and zero net charge-offs year-to-date
- Growth of 7% in net interest income compared to the third quarter of 2018
- Net interest margin for the first nine months of 2019 was 3.74%
- Increase of 14% in non-interest income, excluding net gains and losses, compared to the third quarter of 2018
- Efficiency ratio, adjusted for non-core items, of 60.70% for the third quarter
- Pre-provision net revenue to total average assets adjusted for non-core items was 1.82% for the nine months ended September 30, 2019
- Increase in tangible book value per share to $19.80 at September 30, 2019, from $17.44 at September 30, 2018

2019 BUSINESS SUMMARY

COMMERCIAL BANKING

- Commercial loan swap fees have more than doubled in the first nine months of 2019 as compared to 2018
- Commercial loan production was up approximately 14% compared to the first nine months of 2018
- $25 million lending "house limit" although legal limit is over $50 million

RETAIL BANKING

- Deposit account service charges up 19% in the first nine months of 2019 as compared to 2018
- Electronic banking income up 16% in the first nine months of 2019 as compared to 2018

INSURANCE

- Commercial Property and Casualty lines comprised 69.3% of revenue for the first nine months of 2019
- Life and Health segment comprised 13.5% of revenue for the first nine months of 2019

TRUST AND INVESTMENTS

- $2.4 billion in assets under administration and management
- Greater than 10% annual revenue growth, on average, for each of the last six years
- Retirement plan services income was up 10.5% compared to the third quarter of 2018

EXPECT TO GENERATE POSITIVE OPERATING LEVERAGE, ADJUSTED FOR NON-CORE ITEMS, FOR THE FULL YEAR OF 2019.

VERSUS THE PRIOR YEAR, ADJUSTED OPERATING LEVERAGE WAS POSITIVE FOR FISCAL YEARS 2016 THROUGH YTD-2019.


5%
4%
3%
2%
1%
0%
FY-16
FY-17
FY-18
YTD-19

Adjusted operating leverage is a non-US GAAP financial measure calculated as the difference between total revenue (which is net interest income plus total non interest income (excluding all gains and losses)) growth and non-interest expense growth, on a percentage basis, excluding the impact of acquisition-related expenses and pension settlement charges.

TOTAL REVENUE GROWTH

TOTAL REVENUE OF $153 MILLION YTD-19


$200,000
$160,000
$120,000
$80,000
$40,000
$0
($ THOUSANDS)
$69,506
$40,053
$97,612
$47,441
$104,865
$51,070
$113,377
$52,653
$129,612
$57,234
$105,717
$47,954
FY-14
FY-15
FY-16
FY-17
FY-18
YTD-19
NET INTEREST INCOME
NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES

Beginning in the second quarter of 2018, Peoples benefited from the acquisition of ASB Financial Corp ("ASB"). Additionally, beginning in the second quarter of 2019, Peoples benefited from the acquisition of First Prestonsburg.

CORE NON-INTEREST EXPENSE*

THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, OUR MOVE TO A $15 MINIMUM WAGE, AND AN INCREASE IN FTE'S FOR GROWTH AND TECHNOLOGY INVESTMENTS. WE EXPECT CORE NON-INTEREST EXPENSE FOR THE FOURTH QUARTER OF 2019 TO BE BETWEEN $32 MILLION AND $33 MILLION.


($ THOUSANDS) NOT TO SCALE
$120,000
$106,000
$92,000
$78,000
$64,000
$50,000
$4,752
$10,722
$7,262
$7,222
FY-14**
FY-15**
FY-16
FY-17
FY-18**
YTD-19**
CORE NON-INTEREST EXPENSES*
EXPENSES RESULTING FROM ACQUISITIONS**

* Non-US GAAP financial measure. See Appendix.

**2014, 2015, 2018 and 2019 included a partial quarter of expenses resulting from the Midwest Bancshares, Inc. (2014), Ohio Heritage Bancorp, Inc. (2014), North Akron Savings Bank (2014), National Bank and Trust (2015), American Savings Bank (2018), and First Prestonsburg (2019) acquisitions, respectively, such as salaries and occupancy expenses.

EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS*

NASDAQ: PEBO

EFFICIENCY RATIO, ADJUSTED FOR NON-CORE ITEMS, HAS IMPROVED AS A RESULT OF EXPENSE CONTROL AND REVENUE GROWTH.



NOT TO SCALE
70%
69%
68%
67%
66%
65%
64%
63%
62%
61%
60%
69.55%
67.49%
64.30%
61.85%
61.32%
61.07%
FY-14
FY-15
FY-16
FY-17
FY-18
YTD-19

*The efficiency ratio adjusted for non-core items is defined as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core non-interest income excluding all gains and losses. This amount represents a non-US GAAP financial measure since it excludes the impact of all gains and/or losses, acquisition-related expenses, pension settlement charges, amortization of other intangible assets and uses fully tax-equivalent net interest income. See Appendix.

IMPROVEMENT IN KEY METRICS

NASDAQ: PEBO

FOCUS ON STEADILY GROWING LOANS AND DEPOSITS, MANAGING EXPENSES AND INCREASING OPERATING LEVERAGE HAS RESULTED IN IMPROVEMENT IN KEY FINANCIAL METRICS.

RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS [1, 2]



2.0%
1.5%
1.0%
0.5%
0.0%
0.93%
0.62%
0.97%
1.08%
1.32%
1.44%
FY-14
FY-15
FY-16
FY-17
FY-18
YTD-19

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS [1, 2]



NOT TO SCALE
16%
14%
12%
10%
8%
6%
11.43%
7.32%
11.30%
11.40%
15.48%
15.58%
FY-14
FY-15
FY-16
FY-17
FY-18
YTD-19

TANGIBLE BOOK VALUE PER SHARE



NOT TO SCALE
$20
$19
$18
$17
$16
$15
$14
$15.57
$14.68
$15.89
$17.17
$18.30
$19.80
FY-14
FY-15
FY-16
FY-17
FY-18
YTD-19

PPNR ADJUSTED FOR NON-CORE ITEMS [1, 2]

PPNR TO TOTAL AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS [1, 2]



($ MILLIONS)
NOT TO SCALE
$80
$70
$60
$50
$40
$30
$20
2.25%
2.00%
1.75%
1.50%
1.25%
$30.8
$41.6
$50.4
$58.6
$68.4
$56.9
1.37%
1.34%
1.52%
1.67%
1.77%
1.82%
FY-14
FY-15
FY-16
FY-17
FY-18
YTD-19

1 Non-US GAAP financial measure. See Appendix. 2 Presented on an annualized basis.

ASSET QUALITY – NPAS / ASSETS

NASDAQ: PEBO

NPAS AS A PERCENTAGE OF TOTAL ASSETS HAVE CONSISTENTLY BEEN SUPERIOR TO MIDWEST BANKS WITH $1 TO $10 BILLION IN TOTAL ASSETS.



NPAS / ASSETS
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.57%
0.56%
0.49%
0.48%
0.46%
0.46%
0.49%
0.45%
0.47%
0.48%
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
$1 TO $10 BILLION MIDWEST BANKS
PEBO

Source: S&P Global Market Intelligence. Nonperforming assets include loans 90+ days past due and accruing, renegotiated loans, nonaccrual loans, and other real estate owned.

NPA COMPOSITION

NASDAQ: PEBO

NPAS AT 9/30/19 WERE PRIMARILY COMPOSED OF WELL-COLLATERALIZED COMMERCIAL REAL ESTATE AND RESIDENTIAL REAL ESTATE LOANS, CONSISTENT WITH TREND NOTED IN RECENT QUARTERS.



$ MILLIONS
$30
$25
$20
$15
$10
$5
$0
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
CRE
RESIDENTIAL
C&I
HELOC
CONSUMER

ASSET QUALITY

NASDAQ: PEBO

CRITICIZED LOANS AS A PERCENT OF TIER 1 CAPITAL AND ALLL HAVE BEEN AT OR NEAR AN 18-YEAR LOW FOR THE PAST THREE QUARTERS.



CRITICIZED LOANS / TIER 1 CAPITAL + ALLL *
CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL *
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
28.72%
39.16%
29.89%
25.60%
28.10%
22.50%
17.23%
19.34%
17.40%
13.13%
10.78%
13.20%
FY-14
FY-15
FY-16
FY-17
FY-18
YTD-19

*In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful.

CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK.

- Exposure levels also compare favorably to peer institution concentration levels.
- Concentration levels have improved relative to peers on a linked quarter basis.


PEER BANK SUBS - CRE LOANS / RISK-BASED CAPITAL
400%
350%
300%
250%
200%
150%
100%
50%
0%
220%
131%
STBA FDEF TSC CCNE TMP FCF SYBT Universe $1-$10 B GABC FRME HBNC CHCO SMMF FISI LKFN CTBI UCFC NWBI PRK PEBO FMNB THFF SRCE

300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 6/30/19. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD).

Peer financial institutions are used in this presentation. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2019.

Note: For the following peers, 6/30/19 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: UCFC, SMMF, FMNB.

CRE CONCENTRATION **ANALYSIS**

NASDAQ: PEBO

PEER BANK SUBS – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL



110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE
45%
26%
CCNE
UCFC
FDEF
SYBT
LKFN
FRME
FISI
SMMF
Universe $1-$10 B
TSC
PRK
HBNC
STBA
TMP
FCF
GABC
FMNB
THFF
PEBO
NWBI
CTBI
SRCE
CHCO

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 6/30/19. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD).

Peer financial institutions are used in this presentation. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2019.

Note: For the following peers, 6/30/19 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: UCFC, SMMF, FMNB.

LOAN COMPOSITION REFLECTS HEALTHY RISK DIVERSITY.

TOTAL LOAN PORTFOLIO* = $2.8 BILLION


1
2
3
4
5
6
7

1 COMMERCIAL REAL ESTATE (CRE) 29.1%
2 COMMERCIAL & INDUSTRIAL 21.3%
3 RESIDENTIAL REAL ESTATE 23.4%
4 HOME EQUITY LINES OF CREDIT 4.7%
5 CONSUMER, INDIRECT 14.9%
6 CONSUMER, DIRECT 2.8%
7 CONSTRUCTION 3.7%

TOTAL CRE PORTFOLIO** = $0.8 BILLION


1
2
3
4
5
6
7
8
9
10
11
12
13

1 MULTI FAMILY 9%
2 MIXED USE 14%
3 RESIDENTIAL CONSTRUCTION 1%
4 LIGHT INDUSTRIAL 8%
5 CHILD CARE 2%
6 EDUCATIONAL SERVICES 2%
7 OFFICE 15%
8 RETAIL 8%
9 LODGING 4%
10 WAREHOUSE 7%
11 ASSISTED LIVING 3%
12 LAND 2%
13 OTHER 25%

Data as of September 30, 2019.
*Excludes deposit overdrafts.
**Total CRE includes commercial real estate and construction loans, and exposure includes commitments.

TOTAL LOAN GROWTH

NASDAQ: PEBO

TOTAL LOAN GROWTH OF 6% AND ORGANIC LOAN GROWTH OF 4% FOR SEPTEMBER 30, 2019 COMPARED TO SEPTEMBER 30, 2018.


($ MILLIONS) NOT TO SCALE
$3,000
$2,600
$2,200
$1,800
$1,400
$1,000
$239
$130
$1,621
$2,072
$2,225
$2,357
$2,490
$2,720
FY-14
FY-15
FY-16
FY-17
FY-18
YTD-19
TOTAL LOANS EXCEPT ASB & FIRST PRESTONSBURG*
ASB & FIRST PRESTONSBURG* ACQUIRED LOANS
AVERAGE LOAN BALANCES

*Loans acquired during the period in acquisitions are represented in the green bar above.

TOTAL DEPOSITS WERE UP 10% COMPARED TO SEPTEMBER 30, 2018. FOR THE QUARTER ENDED SEPTEMBER 30, 2019, COST OF DEPOSITS WAS 0.74%.


($ MILLIONS) NOT TO SCALE
$4,000
$3,350
$2,700
$2,050
$1,400
$750
$100
$1,933
$2,536
$2,519
$2,730
$2,955
$3,357
39%
DDAs
FY-14
FY-15
FY-16
FY-17
FY-18
YTD-19
BROKERED CERTIFICATES OF DEPOSIT
GOVERNMENTAL DEPOSIT ACCOUNTS
MONEY MARKET DEPOSIT ACCOUNTS
RETAIL CERTIFICATES OF DEPOSIT
SAVINGS ACCOUNTS
INTEREST-BEARING DDAS**
NON-INTEREST-BEARING DDAS**

*Deposits acquired in the ASB and First Prestonsburg acquisitions are represented in the green bar above.
** DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts.

LOANS TO DEPOSITS

NASDAQ: PEBO

OUR LOAN TO DEPOSIT RATIO IS LOW COMPARED TO PEER GROUP, WHICH POSITIONS US WELL FROM A LIQUIDITY PERSPECTIVE.


NOT TO SCALE
105%
100%
95%
90%
85%
80%
75%
70%
92.9%
91.2%
84.2%
MEDIAN
AVERAGE
STBA
SMMF
NWBI
UCFC
FDEF
TSC
FCF
TMP
CCNE
SYBT
LKFN
SRCE
HBNC
CTBI
UNIV. $1-10B
UNIV. $1-10B
FISI
PRK
FRME
FMNB
CHCO
GABC
PEBO
THFF

Source: S&P Global Market Intelligence
Data as of June 30, 2019

FROM 2013 TO 2018, THE PERCENTAGE OF EARNING ASSETS COMPOSED OF INVESTMENTS DECREASED. IN 2019, THE INCREASE IN PERCENTAGE OF EARNING ASSETS IS DUE TO THE FIRST PRESTONSBURG ACQUISITION, WHICH PROVIDED ADDITIONAL LIQUIDITY.


TOTAL EARNING ASSETS (IN $BILLIONS)
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
64%
69%
70%
72%
73%
76%
73%
36%
31%
30%
28%
27%
24%
27%
FY-13
FY-14
FY-15
FY-16
FY-17
FY-18
YTD-19
80%
70%
60%
50%
40%
30%
20%
PERCENTAGE OF TOTAL EARNING ASSETS
INVESTMENTS
LOANS
INVESTMENTS %
LOANS %

PRUDENT USE OF CAPITAL

ACQUISITIONS

- Bank acquisitions completed in 2014 (3), 2015 (1), 2018 (1), and 2019 (1)
- Insurance acquisitions completed in 2014 (1), 2015 (1), and 2017 (2)
- One investment acquisition was completed in 2016

CAPITAL PRIORITIES

- Organic growth
- Dividends
- Acquisition activities

DIVIDENDS

- $0.15 quarterly dividend in Q1 2016 has increased to $0.34 in the most recent quarter.
- Consistently evaluate dividend and adjust accordingly - annualized dividend yield at September 30, 2019 was 4.15%.
- On a percentage basis, dividend growth has outpaced earnings per share growth for the last two years.

INSURANCE & INVESTMENT INCOME COMPOSITION

TOTAL INSURANCE REVENUE** FOR THE FIRST NINE MONTHS OF 2019 $11.5 MILLION*


1
2
3
4
5

1 P&C COMMERCIAL LINES 54.2%
2 PERFORMANCE BASED** 13.0%
3 P&C PERSONAL LINES 15.0%
4 OTHER 4.2%
5 LIFE & HEALTH 13.5%

TOTAL INVESTMENT REVENUE FOR THE FIRST NINE MONTHS OF 2019 $9.7 MILLION*


1
2
3

1 FIDUCIARY 52.4%
2 BROKERAGE 31.4%
3 EMPLOYEE BENEFITS 16.2%

* Results through 9/30/19.

** Approximately 90% attributable to P&C Commercial Lines

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR is defined as net interest income plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	YTD-19
Income before income taxes	$ 24,178	$ 14,816	$ 45,282	$ 57,203	$ 54,941	$ 47,731
Add: System upgrade revenue waived	-	-	85	-	-	-
Add: Acquisition-related costs	-	10,722	-	-	-	-
Add: System upgrade costs	-	-	1,259	-	-	-
Add: Other non-core costs	-	459	-	-	-	-
Add: Pension settlement charges	-	592	-	-	-	-
Add: Provision for loan losses	339	14,097	3,539	3,772	5,448	1,368
Add: Loss on debt extinguishment	-	520	707	-	13	-
Add: Loss on OREO	68	529	34	116	35	54
Add: Loss on securities	-	-	1	-	147	57
Add: Loss on other assets	430	696	427	-	469	504
Add: Loss on other transactions	-	43	-	-	75	-
Less: Gain on OREO	-	-	-	-	14	-
Less: Gains on securities	398	729	931	2,983	1	-
Less: Gains on other assets	-	-	35	28	76	-
Less: Gains on other transactions	67	-	-	25	168	5
Pre-provision net revenue	**$24,550**	**$29,972**	**$49,024**	**$58,055**	**$60,869**	**$49,709**
Average assets *(in millions)*	$ 2,241	$ 3,112	$ 3,320	$ 3,510	$ 3,872	$ 4,180
Pre-provision net revenue to average assets (a)	1.10%	0.96%	1.48%	1.65%	1.57%	1.59%

(a) Presented on an annualized basis

PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR adjusted for non-core items is defined as net interest income, excluding acquisition-related costs and pension settlement charges, plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	YTD-19
Income before income taxes	$ 24,178	$ 14,816	$ 45,282	$ 57,203	$ 54,941	$ 47,731
Add: System upgrade revenue waived	-	-	85	-	-	-
Add: Acquisition-related costs	4,752	10,722	-	341	7,262	7,222
Add: System upgrade costs		-	1,259	-	-	
Add: Other non-core costs		459	-	-	-	
Add: Pension settlement charges	1,400	459	-	242	267	-
Add: Provision for loan losses	339	14,097	3,539	3,772	5,448	1,368
Add: Loss on debt extinguishment	-	520	707	-	13	-
Add: Loss on OREO	68	529	34	116	35	54
Add: Loss on securities	-	-	1	-	147	57
Add: Loss on other assets	430	696	427	-	469	504
Add: Loss on other transactions	-	43	-	-	75	-
Less: Gain on OREO	-	-	-	-	14	-
Less: Gains on securities	398	729	931	2,983	1	-
Less: Gains on other assets	-	-	35	28	76	-
Less: Gains on other transactions	67	-	-	25	168	5
Pre-provision net revenue	**$30,769**	**$41,569**	**$50,368**	**$58,638**	**$68,398**	**$56,931**
Average assets *(in millions)*	$ 2,241	$ 3,112	$ 3,320	$ 3,510	$ 3,872	$ 4,180
Pre-provision net revenue to average assets (a)	1.37%	1.34%	1.52%	1.67%	1.77%	1.82%

(a) Presented on an annualized basis

Q3 2019 APPENDIX
NON-US GAAP MEASURES

NASDAQ: PEBO

CORE NON-INTEREST INCOME

Core non-interest income is a financial measure used to evaluate Peoples' recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	YTD-19
Total noninterest income	$40,020	$ 46,382	$ 50,867	$ 55,573	$ 56,754	$ 47,111
Less: net gain (loss) on investment securities	398	729	930	2,983	(146)	70
Less: net loss on asset disposals and other transactions	(431)	(1,788)	(1,133)	(63)	(334)	(553)
Add: core banking system conversion revenue waived	-	-	85	-	-	-
Core non-interest income excluding gains and losses	**$40,053**	**$ 47,441**	**$ 51,155**	**$ 52,653**	**$ 57,234**	**$ 47,594**

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, pension settlement charges, and other non-recurring expenses.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	YTD-19
Total non-interest expense	$ 85,009	$ 115,081	$ 106,911	$ 107,975	$ 125,977	$ 103,729
Less: system conversion expenses	-	-	1,259	-	-	-
Less: acquisition related expenses	4,752	10,722	-	341	7,262	7,222
Less: pension settlement charges	1,400	459	-	242	267	-
Less: other non-core charges	298	592	-	-	-	-
Core noninerest expense	**$78,559**	**$103,308**	**$105,652**	**$107,392**	**$118,448**	**$ 96,507**

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and all losses. This measure is non-US GAAP since it excludes amortization of other intangible assets and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	YTD-19
Total noninterest expense	$85,009	$ 115,081	$ 106,911	$107,975	$125,977	$103,729
Less: amortization on other intangible assets	1,428	4,077	4,030	3,516	3,338	2,471
Adjusted total non-interest expense	83,581	111,004	102,881	104,459	122,639	101,258
Total non-interest income excluding net gains a	40,053	47,441	51,070	52,653	57,234	47,594
Net interest income	69,506	97,612	104,865	113,377	129,612	105,717
Add: fully taxable equivalent adjustment	1,335	1,978	2,027	1,912	881	781
Net interest income on a fully taxable equivalen	70,841	99,590	106,892	115,289	130,493	106,498
Adjusted revenue	$110,894	$ 147,031	$157,962	$167,942	$187,727	$154,092
Efficiency ratio	**75.37%**	**75.50%**	**65.13%**	**62.20%**	**65.33%**	**65.71%**
Core non-interest expense	$78,559	$103,308	$105,652	$107,392	$118,448	$ 96,507
Less: amortization on other intangible assets	1,428	4,077	4,030	3,516	3,338	2,471
	77,131	99,231	101,622	103,876	115,110	94,036
Core non-interest income excluding gains and lc	40,053	47,441	51,155	52,653	57,234	47,594
Net interest income on a fully taxable equivalen	70,841	99,590	106,892	115,289	130,493	106,498
Adjusted core revenue	110,894	147,031	158,047	167,942	187,727	154,092
Efficiency ratio adjusted for non-core items	**69.55%**	**67.49%**	**64.30%**	**61.85%**	**61.32%**	**61.03%**

NON-US GAAP MEASURES

TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE

Peoples uses tangible capital measures to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders' equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	YTD-19
Tangible equity						
Total stockholders equity	$ 340,118	$ 419,789	$ 435,261	$ 458,592	$ 520,140	$ 588,533
Less: goodwill and other intangible assets	109,158	149,617	146,018	144,576	162,085	179,126
Tangible equity	**230,960**	**270,172**	**289,243**	**314,016**	**358,055**	**409,407**
Tangible assets						
Total assets	$ 2,567,769	$ 3,258,970	$ 3,432,348	$ 3,581,686	$ 3,991,454	$ 4,396,148
Less: goodwill and other intangible assets	109,158	149,617	146,018	144,576	162,085	179,126
Tangible assets	**2,458,611**	**3,109,353**	**3,286,330**	**3,437,110**	**3,829,369**	**4,217,022**
Tangible equity to tangible assets	**9.39%**	**8.69%**	**8.80%**	**9.14%**	**9.35%**	**9.71%**
Tangible book value per share						
Tangible equity	$ 230,960	$ 270,172	$ 289,243	$ 314,016	$ 358,055	$ 409,407
Common shares outstanding	14,836,727	18,404,864	18,200,067	18,287,449	19,565,029	20,700,630
Tangible book value per share	**$ 15.57**	**$ 14.68**	**$ 15.89**	**$ 17.17**	**$ 18.30**	**$ 19.78**

RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS

The return on average assets adjusted for non-core items represents an non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, acquisition-related expenses and pension settlement charges.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	YTD-19
Return on average assets						
Annualized net income	$ 16,684	$ 10,941	$ 31,157	$ 35,471	$ 46,255	$ 51,922
Total average assets	2,240,534	3,111,853	3,320,447	3,510,274	3,871,832	4,179,663
Return on average assets	**0.74%**	**0.35%**	**0.94%**	**1.01%**	**1.19%**	**1.24%**
Return on average assets adjusted for non-core items						
Annualized net income	$ 16,684	$ 10,941	$ 31,157	$ 35,471	$ 46,255	$ 51,922
Add: core banking system conversion revenue waived, net of tax	-	-	55	-	-	-
Add: net loss on investment securities, net of tax	-	-	-	-	115	85
Less: net gain on investment securities, net of tax	(259)	(474)	(605)	(1,939)	-	-
Add: net loss on asset disposals, net of tax	280	1,162	736	41	264	669
Add: system conversion expenses, net of tax	-	-	818	-	-	-
Add: acquisition related expenses, net of tax	3,089	6,969	-	222	5,737	7,385
Add: pension settlement charges, net of tax	910	298	-	157	211	-
Add: other non-core charges, net of tax	194	385	-	-	-	-
Less: release of deferred tax asset valuation	-	-	-	-	(805)	-
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	-	-	-	-	(705)	-
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	-	-	-	897	-	-
Net income adjusted for non-core items	$ 20,898	$ 19,281	$ 32,161	$ 34,849	$ 51,072	$ 60,061
Total average assets	2,240,534	3,111,853	3,320,447	3,510,274	3,871,832	4,179,663
Return on average assets adjusted for non-core items	**0.93%**	**0.62%**	**0.97%**	**0.99%**	**1.32%**	**1.44%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 periods and 35% for the 2017 period.

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure is non-US GAAP since it excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	YTD-19
Annualized net income	$ 16,684	$ 10,941	$ 31,157	$ 35,471	$ 46,255	$ 51,922
Add: amortization of other intangible assets	1,428	4,077	4,030	3,516	3,338	3,295
Less: tax effect of amortization of other intangible assets	500	1,427	1,411	1,231	701	692
Annualized net income excluding the amortization of intangible assets	17,612	13,591	33,776	37,756	48,892	54,525
Average tangible equity						
Total average equity	270,689	407,296	432,666	450,379	488,139	557,702
Less: average goodwill and other intangible assets	87,821	144,013	147,981	144,696	158,115	172,175
Average tangible equity	182,868	263,283	284,685	305,683	330,024	385,527
Return on average equity						
Annualized net income	$ 16,684	$ 10,941	$ 31,157	$ 35,471	$ 46,255	$ 51,922
Total average equity	270,689	407,296	432,666	450,379	488,139	557,702
Return on average equity	**6.16%**	**2.69%**	**7.20%**	**7.88%**	**9.48%**	**9.31%**
Return on average tangible equity						
Annualized net income excluding the amortization of intangible assets	$ 17,612	$ 13,591	$ 33,776	$ 37,756	$ 48,892	$ 54,525
Average tangible equity	182,868	263,283	284,685	305,683	330,024	385,527
Return on average tangible equity	**9.63%**	**5.16%**	**11.86%**	**12.35%**	**14.81%**	**14.14%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2019 and 2018 periods, and a 35% federal statutory tax rate for all other periods shown.

RETURN ON AVERAGE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average stockholders' equity adjusted for non-core items represents an non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, acquisition-related expenses and pension settlement charges.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	YTD-19
Return on average equity adjusted for non-core items						
Annualized net income	$ 16,684	$ 10,941	$ 31,157	$ 35,471	$ 46,255	$ 51,922
Add: core banking system conversion revenue waived, net of tax	-	-	55	-	-	-
Add: net loss on investment securities, net of tax	-	-	-	-	115	85
Less: net gain on investment securities, net of tax	(259)	(474)	(605)	(1,939)	-	-
Add: net loss on asset disposals, net of tax	280	1,162	736	41	264	669
Add: system conversion expenses, net of tax	-	-	818	-	-	-
Add: acquisition related expenses, net of tax	3,089	6,969	-	222	5,737	7,385
Add: pension settlement charges, net of tax	910	298	-	157	211	-
Add: other non-core charges, net of tax	194	385	-	-	-	-
Less: release of deferred tax asset valuation	-	-	-	-	(805)	-
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	-	-	-	-	(705)	-
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	-	-	-	897	-	-
Net income adjusted for non-core items	$ 20,898	$ 19,281	$ 32,161	$ 34,849	$ 51,072	$ 60,061
Average tangible equity	270,689	407,296	432,666	450,379	488,139	557,702
Return on average equity adjusted for non-core items	**7.72%**	**4.73%**	**7.43%**	**7.74%**	**10.46%**	**10.77%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2019 and 2018 periods and 35% for the 2017 period.

CHUCK SULERZYSKI
President and Chief Executive Officer
P: 740.374.6163
C: 740.516.7584
Chuck.Sulerzyski@pebo.com

JOHN C. ROGERS
Executive Vice President
Chief Financial Officer and Treasurer
P: 740.376.7108
C: 412.952.1553
John.Rogers@pebo.com